                                                                   EXHIBIT 10.02



















                           WABASH NATIONAL CORPORATION
                       2001 STOCK APPRECIATION RIGHTS PLAN

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

1.  PURPOSE......................... ..........................................1
2.  DEFINITIONS................................................................1
3.  ADMINISTRATION OF THE PLAN.................................................3
    3.1. Board.................................................................3
    3.2. Committee.............................................................3
    3.3. Grants................................................................3
    3.4. No Liability..........................................................4
4.  STOCK SUBJECT TO THE PLAN..................................................4
5.  EFFECTIVE DATE AND TERM OF THE PLAN........................................4
    5.1. Effective Date........................................................4
    5.2. Term..................................................................4
6   STOCK APPRECIATION RIGHTS..................................................4
7.  AWARD AGREEMENT............................................................5
8.  VESTING, TERM AND EXERCISE OF STOCK APPRECIATION RIGHTS....................5
    8.1. Vesting and SAR Period................................................5
    8.2. Term..................................................................5
    8.3. Acceleration..........................................................5
    8.4. Termination of Employment or Other Relationship.......................5
    8.5. Limitations on Exercise of SARs.......................................6
    8.6. Method of Exercise....................................................6
9.  CERTAIN PROVISIONS APPLICABLE TO GRANTS....................................6
    9.1. Stand-Alone, Additional, Tandem, and Substitute Grants................6
    9.2. Form and Timing of Payment Under Grants; Deferrals....................7
10. AMENDMENT AND TERMINATION OF THE PLAN......................................7
11. EFFECT OF CHANGES IN CAPITALIZATION........................................7
    11.1. Changes in Stock.....................................................7
    11.2. Reorganization in Which the Company Is the Surviving Entity..........8
    11.3. Reorganization, Sale of Assets or Sale of Stock Which Involves a
          Change of Control....................................................8
    11.4. Adjustments..........................................................8
    11.5. No Limitations on Company............................................9
12. DISCLAIMER OF RIGHTS.......................................................9
13. NONEXCLUSIVITY OF THE PLAN.................................................9
14. WITHHOLDING TAXES..........................................................9
15. CAPTIONS................................................................. 10
16. OTHER PROVISIONS..........................................................10
17. NUMBER AND GENDER.........................................................10
18. SEVERABILITY..............................................................10
19. GOVERNING LAW.............................................................10

                           WABASH NATIONAL CORPORATION
                       2001 STOCK APPRECIATION RIGHTS PLAN

     Wabash National Corporation, a Delaware corporation (the "Company"), sets forth herein the terms of its 2001 Stock Appreciation Rights Plan (the "Plan") as follows:

1. PURPOSE

     The Plan is intended to enhance the Company's ability to attract and retain highly qualified officers, key employees, and other persons, and to motivate such persons to serve the Company and its Affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase an interest in the operations and future success of the Company and with other financial incentives. To this end the Plan provides for the grant of stock appreciation rights.

2. DEFINITIONS

     For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

     2.1 "Affiliate" of, or person "affiliated" with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

     2.2 "Award Agreement" means the stock appreciation rights agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

     2.3 "Board" means the Board of Directors of the Company.

     2.4 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

     2.5 "Committee" means a committee of, and designated from time to time by resolution of, the Board.

     2.6 "Company" means Wabash National Corporation.

     2.7 "Effective Date" means ________ __, 2001, the date on which the Plan was adopted by the Board.

     2.8 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

     2.9 "Exercise Price" means the exercise price of the Stock Appreciation Right as determined by the Board.

     2.10 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the NASDAQ National Market, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the exchange or market designated by the Board if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

     2.11 "Grant" means an award of a Stock Appreciation Right under the Plan.

     2.12 "Grant Date" means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves a Grant or (ii) such other date as may be specified by the Board or such Committee.

     2.13 "Grantee" means a person who receives or holds a Stock Appreciation Right under the Plan.

     2.14 "Plan" means this Wabash National Corporation 2001 Stock Appreciation Rights Plan.

     2.15 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

     2.16 "Service Provider" means a consultant or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to
SECTION 6 hereof.

     2.17 "Stock" means the common stock, par value $0.01 per share, of the Company.

     2.18 "Stock Appreciation Rights" or "SAR" means a right granted to a Grantee under SECTION 6 hereof.

     2.19 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

     2.20 "Termination Date" shall be the date upon which a Grant shall terminate or expire, as set forth in SECTION 8.2 hereof.

3. ADMINISTRATION OF THE PLAN

     3.1. BOARD

     The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's articles of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive.

     3.2. COMMITTEE

     The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in SECTION 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Grant or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive.

     3.3. GRANTS

     Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of

Grant to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to a Grant, (iv) to establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any SAR, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant), (v) to prescribe the form of each Award Agreement evidencing a Grant, and (vi) to amend, modify, or supplement the terms of any outstanding Grant. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any subsequent Grant, the Board shall have the right, at its discretion, to require a Grantee to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such new Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made.

     3.4. NO LIABILITY

     No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

4. STOCK SUBJECT TO THE PLAN

     Subject to adjustment as provided in SECTION 11 hereof, the number of shares of Stock which may be the basis of Grants under the Plan shall be [_________] shares.

5. EFFECTIVE DATE AND TERM OF THE PLAN

     5.1. EFFECTIVE DATE

     The Plan shall be effective as of the Effective Date.

     5.2. TERM

     The Plan has no termination date.

6. STOCK APPRECIATION RIGHTS

     Grants may be made under the Plan to any employee of, or a Service Provider providing services to, the Company or of any Subsidiary, including any such employee who is an officer or director of the Company or of any Subsidiary, as the Board shall determine and designate from time to time. An eligible person may receive more than one Grant. The Board is authorized to grant SARs to Grantees on the following terms and conditions: A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market

Value of one share of Stock on the date of exercise over (B) the Exercise Price of the SAR as determined by the Board.

7. AWARD AGREEMENT

     Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, to be executed by the Company and by the Grantee, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.

8. VESTING, TERM AND EXERCISE OF STOCK APPRECIATION RIGHTS

     8.1. VESTING AND SAR PERIOD

     Subject to SECTIONS 8.2, 8.3 and 11.3 hereof, each Grant under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement.

     8.2. TERM

     Each SAR granted under the Plan shall terminate, and all rights to payments thereunder shall cease, upon the expiration of ten years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such SAR (the "Termination Date").

     8.3. ACCELERATION

     Any limitation on the exercise of an SAR contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such SAR, so as to accelerate the time at which the SAR may be exercised.

     8.4. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP

         Upon the termination of a Grantee's employment or other relationship with the Company unless otherwise provided in the applicable Award Agreement, any SAR or portion thereof held by such Grantee that has not vested shall terminate immediately, and any SAR or portion thereof that has vested but has not been exercised shall terminate at the close of business on the 90th day following the Grantee's termination of employment or other relationship, unless the Board, in its discretion, extends the period during which the SAR may be exercised. At the end of such exercise period, any SAR held by a Grantee as of the date of Grantee's termination of employment and not so exercised shall terminate. Whether an authorized leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company or a Subsidiary or Affiliate.

     8.5. LIMITATIONS ON EXERCISE OF SARs

     Notwithstanding any other provision of the Plan, in no event may any SAR be exercised, in whole or in part, after ten years following the date upon which the SAR is granted, or after the occurrence of an event referred to in SECTION 11 that results in an earlier termination of the SAR.

     8.6. METHOD OF EXERCISE

     An SAR that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the SAR is being exercised. An attempt to exercise any SAR granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement an individual holding or exercising an SAR shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock). Except as provided in SECTION 11 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

9. CERTAIN PROVISIONS APPLICABLE TO GRANTS

     9.1. STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE GRANTS

     Grants granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Grant or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Grantee to receive payment from the Company or any Subsidiary. Such additional, tandem, and substitute or exchange Grants may be granted at any time. If a Grant is made in substitution or exchange for another Grant or award, the Board shall require the surrender of such other Grant or award in consideration for the new Grant. In addition, Grants may be made in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Subsidiary, in which the value of Stock subject to the Grant is equivalent in value to the cash compensation, or in which the exercise price, grant price or purchase price of the Grant in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, SARs granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

     9.2. FORM AND TIMING OF PAYMENT UNDER GRANTS; DEFERRALS

     Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary upon the exercise of an SAR shall be made in cash, and may be made in a single payment, in installments, or on a deferred basis. The settlement of any Grant may be accelerated in the discretion of the Board or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Board or permitted at the election of the Grantee on terms and conditions established by the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments.

10. AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of the Grantee taking actions in "competition with the Company," as defined in the applicable Award Agreement. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an Affiliate and is terminated "for cause" as defined in the applicable Award Agreement. Except as permitted under this SECTION 10 or
SECTION 11 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

11. EFFECT OF CHANGES IN CAPITALIZATION

     11.1. CHANGES IN STOCK

     If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the date the SARs are granted, a proportionate and appropriate adjustment shall be made by the Company in the number and kind of shares subject to the SARs, so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event.
Any such adjustment in the SARs shall not change the total Exercise Price with respect to the unexercised portion of the SARs but shall include a corresponding proportionate adjustment in the Exercise Price per share.

     11.2. REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING ENTITY

     Subject to SECTION 11.3 hereof, if the Company shall be the surviving Company in any reorganization, merger, or consolidation of the Company with one or more other Companies, the SARs shall pertain to and apply to the securities to which a holder of the number of shares of stock subject to the SARs would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Exercise Price per share so that the aggregate Exercise Price thereafter shall be the same as the aggregate Exercise Price of the shares remaining subject to the SARs immediately prior to such reorganization, merger or consolidation.

     11.3. REORGANIZATION, SALE OF ASSETS OR SALE OF STOCK WHICH INVOLVES A CHANGE OF CONTROL

     The SARs shall terminate (i) upon the dissolution or liquidation of the Company, (ii) upon a merger, consolidation, or reorganization of the Company with one or more other companies in which the Company is not the surviving company, (iii) upon a sale of all or substantially all of the assets of the Company to another person or entity, or (iv) upon a merger, consolidation or reorganization (or other transaction if so determined by the Board in its sole discretion) in which the Company is the surviving Company, that is approved by the Board and that results in any person or entity (other than persons who are shareholders or Affiliates of the Company on the Effective Date) owning 80 percent or more of the combined voting power of all classes of stock of the Company, except to the extent provision is made in writing in connection with any such transaction covered by clauses (i) through (iv) for the assumption of the SARs or for the substitution for the SARs of new SARs covering the stock of a successor Company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the SARs theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the SARs, the Grantee shall have the right (subject to the general limitations on exercise set forth in SECTION 8), during such period occurring before such termination as the Board in its sole discretion shall determine and designate, and in any event immediately before the occurrence of such termination, to exercise such SARs in whole or in part, whether or not such SARs were otherwise exercisable at the time such termination occurs. The Company shall send written notice of a transaction or event that will result in such a termination to Grantee not later than the time at which the Company gives notice thereof to its shareholders.

     11.4. ADJUSTMENTS

     Adjustments under this SECTION 11 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

     11.5. NO LIMITATIONS ON COMPANY

     The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

12. DISCLAIMER OF RIGHTS

     No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Grantee so long as the Grantee continues to be a director, officer, consultant or employee of the Company. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an SAR.

13. NONEXCLUSIVITY OF THE PLAN

     The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of SARs otherwise than under the Plan.

14. WITHHOLDING TAXES

     The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to a Grant. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation.

15. CAPTIONS

         The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

16. OTHER PROVISIONS

     Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

17. NUMBER AND GENDER

     With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

18. SEVERABILITY

     If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

19. GOVERNING LAW

     The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of Delaware (without giving effect to the choice of law provisions thereof).

                                      * * *

     The Plan was duly adopted and approved by the Board of Directors of the Company as of the 1st day of October, 2001.


                                                             -------------------
                                                             [        ]
                                                             Secretary